Reinhart Genesis PMV Fund
Schedule of Investments
as of February 29, 2024 (Unaudited)

COMMON STOCKS - 96.8%	Shares	Value
Consumer Discretionary - 15.5%
Carter's	107,523	$8,703,987
frontdoor(a)	502,105	15,746,012
Gentex	232,430	8,490,668
Grand Canyon Education(a)	64,400	8,681,120
Hillman Solutions(a)	1,572,000	15,311,280
Thor Industries	53,680	6,880,702
		63,813,769

Consumer Staples - 2.5%
Sprouts Farmers Market(a)	167,000	10,427,480

Financials - 26.1%(b)
1st Source	35,860	1,785,111
Air Lease, Class A	330,980	13,272,298
Assured Guaranty	192,000	17,587,200
First American Financial	122,000	7,126,020
First Citizens BancShares - Class A	13,330	20,978,887
First Hawaiian	500,490	10,490,270
International Bancshares	132,520	6,876,463
LPL Financial Holdings	12,500	3,348,625
White Mountains Insurance Group	6,000	10,592,640
Wintrust Financial	165,100	15,907,385
		107,964,899

Health Care - 8.5%
AdaptHealth(a)	923,000	9,442,290
Encompass Health	105,920	7,880,448
Lantheus Holdings(a)	271,000	17,717,980
		35,040,718

Industrials - 17.3%
GMS(a)	106,562	9,517,052
GXO Logistics(a)	127,000	6,573,520
Insperity	167,830	17,083,416
MAXIMUS	42,000	3,513,720
Modine Manufacturing(a)	137,000	12,290,270
TriNet Group(a)	42,000	5,376,420
U-Haul Holding, Series N	268,187	17,048,648
		71,403,046

Information Technology - 18.4%
ACI Worldwide(a)	507,000	16,685,370
ASGN(a)	117,000	11,620,440
Axcelis Technologies, Inc.(a)	62,000	6,985,540
Euronet Worldwide(a)	123,000	13,461,120
FormFactor(a)	156,000	6,712,680
PAR Technology(a)	192,375	8,429,873
Silicon Motion Technology - ADR	172,000	12,175,880
		76,070,903

Materials - 1.5%
Element Solutions	255,000	5,992,500

Real Estate - 7.0%
Alexander & Baldwin - REIT	516,836	8,403,753
Marcus & Millichap	319,060	11,706,311
Ryman Hospitality Properties - REIT	75,440	8,938,132
		29,048,196
TOTAL COMMON STOCKS (Cost $308,661,112)		399,761,511

SHORT-TERM INVESTMENTS - 3.5%
Money Market Funds - 3.5%	Shares
First American Treasury Obligations Fund - Class X, 5.23%(c)	14,395,049	14,395,049
TOTAL SHORT-TERM INVESTMENTS (Cost $14,395,049)		14,395,049

TOTAL INVESTMENTS - 100.3% (Cost $323,056,161)		$414,156,560
Liabilities in Excess of Other Assets - (0.3)%		(1,298,840)
TOTAL NET ASSETS - 100.0%		$412,857,720

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt REIT – Real Estate Investment Trust

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	The rate shown represents the 7-day effective yield as of February 29, 2024.

Investment Valuation

Each equity security owned by the Fund that is listed on a securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price at the close of that exchange on the date as of which assets are valued. If a security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities, including common stocks, preferred stocks and exchange traded funds, listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If, on a particular day, an exchange-listed or NASDAQ security does not trade, then: (i) the security is valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day; or (ii) the security is valued at the latest sales price on the Composite Market for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and the over-the-counter markets as published by an approved independent pricing service (“Pricing Service”).

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time.

Foreign securities are traded on foreign exchanges which typically close before the close of business on each day on which the NYSE is open. Each security trading on these exchanges may be valued utilizing a systematic fair valuation model provided by a pricing service. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close and are classified as Level 2 securities. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time.

Redeemable securities issued by open-end, registered investment companies, including money market mutual funds, are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value in accordance with Rule 2a-5 of the 1940 Act as determined under procedures, subject to oversight by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Adviser will regularly evaluate whether the Fund's fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures.

The Trust has adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures,” which requires the Fund to classify its securities based on a valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's securities by level within the fair value hierarchy as of February 29, 2024:

Reinhart Genesis PMV Fund

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$399,761,511	$–	$–	$399,761,511
Short-Term Investment	14,395,049	–	–	14,395,049
Total Investments	$414,156,560	$–	$–	$414,156,560

Refer to the Schedule of Investments for industry classifications.